Exhibit 99.1

Ispire Technology, Inc. (NASDAQ: ISPR) Management Presentation September 2023

This presentation (this “Presentation”) has been prepared by Ispire Technology Inc . (the “Company”) solely for informational purposes . The information included herein in this Presentation has not been independently verified . No representations, warranties or undertakings, express or implied, are made by the Company or any of its affiliates, advisers or representatives or the underwriters as to, and no reliance should be placed upon, the accuracy, fairness, completeness or correctness of the information or opinions presented or contained in this presentation . By viewing or accessing the information contained in this Presentation, you acknowledge and agree that none of the Company or any of its affiliates, advisers or representatives or the underwriters accept any responsibility whatsoever (in negligence or otherwise) for any loss howsoever arising from any information presented or contained in this Presentation or otherwise arising in connection with this Presentation . The information presented or contained in this Presentation is subject to change without notice and its accuracy is not guaranteed . None of the Company or any of its affiliates, advisers or representatives or the underwriters make any undertaking to update any such information subsequent to the date hereof except as required by law . This Presentation should not be construed as legal, tax, investment or other advice . The Company filed a registration statement on Form S - 1 with the U . S . Securities and Exchange Commission (the “SEC”), as well as other documents and any amendments or supplements thereto filed with the SEC, File No . 333 — 269470 (the “Registration Statement”), relating to its initial public offering of its securities in the United States, and the Registration Statement was declared effective by the SEC on April 3 , 2023 . The offering of the Company’s securities made in the United States was made solely on the basis of the prospectus included in the Registration Statement . Any decision to purchase the Company’s securities in any offering should be made solely on the basis of the information contained in the prospectus included in the Registration Statement . This Presentation contains statements that reflect the Company’s intent, beliefs or current expectations about the future . These statements can be recognized by the use of words such as “ expects,”“ plans,” “will,” “estimates,” “projects,” “intends” or words of similar meaning, but the absence of these words does not mean that a statement is not forward - looking . These forward - looking statements are not guarantees of future performance and are based on estimates and information available to the Company, as of the date of this Presentation, and a number of assumptions about the Company’s operations and certain risk factors, including those described in the "Risk Factors" section of the Company's annual report on Form 10 - K for the fiscal year ended June 30 , 2023 filed with the SEC on September 19 , 2023 . All statements other than statements of historical fact in this Presentation are forward - looking statements, including but not limited to, the Company’s goals and growth strategies ; the Company’s expectations regarding demand for and market acceptance of the Company’s brand and platforms ; the Company’s future business development, results of operations and financial condition ; the Company’s ability to establish manufacturing operations in Vietnam and the United States ; the Company’s ability to establish relationships with suppliers other than Shenzhen Yi Jia ; the effect of regulations relating to the marketing and sale of vaping products in the United States and other countries ; the Company’s ability to maintain and improve the Company’s infrastructure necessary to operate the Company’s business ; competition in the vaping industry ; the expected growth of, and trends in, the markets for the Company’s products and services in the markets in which jurisdictions that we sell the Company’s products ; the development of a market for cannabis vaping products outside of the United States, including the legalization of cannabis in certain European countries ; the expected growth of, and trends in, the markets for the Company’s products and services in the markets in which jurisdictions that we sell the Company’s products ; the effect of supply chain issues on the Company’s ability to manufacture and the Company’s ability and the ability of the Company’s distributors to distribute product ; the development of a market for cannabis vaping product and the Company’s ability to market cannabis products to adult users ; the Company’s ability to compete successfully for both tobacco and cannabis products, the expected growth of, and trends in, the markets for the Company’s products and services jurisdictions that we sell or plan to sell the Company’s products ; effects of the COVID - 19 pandemic and steps taken by governments to address the pandemic and the effect of the COVID - 19 pandemic on the Company’s supply chain ; government policies and regulations relating to the Company’s operations, including regulations relating to the sale and distribution of the Company’s vaping products and those relating to manufacturing operations ; the Company’s ability to develop and maintain effective disclosure controls and internal controls over financial reporting ; the Company’s ability to use of proceeds from its initial public offering in the manner contemplated by the Company ; the effect of any sales or the anticipation of sales by the selling stockholders upon the market price of the Company’s common stock ; the Company’s ability to meet the continued listing requirement on the Nasdaq Stock Market ; general economic and business condition in China and elsewhere ; the Company's ability to operate as a public company ; the period of time for which its current liquidity will enable the Company to fund its operations ; general economic and business conditions ; the volatility of the Company's operating results and financial condition and the price of its common stock ; the Company's ability to attract and retain qualified senior management personnel and research and development staff ; and assumptions underlying or related to any of the foregoing and other risks detailed in the Company's filings with the SEC, including the Registration Statement, and available on the SEC’s website at http : //www . sec . gov . Disclaimer

These forward - looking statements involve known and unknown risks and uncertainties and are based on current expectations, assumptions, estimates and projections about the Company and the industry . The Company undertakes no obligation to update forward - looking statements to reflect subsequent occurring events or circumstances, or to changes in its expectations, except as may be required by law . Although the Company believes that the expectations expressed in these forward - looking statements are reasonable, it cannot assure you that its expectations will turn out to be correct, and investors are cautioned that actual results may differ materially from the anticipated results . This Presentation does not constitute an offer to sell or an invitation to purchase or subscribe for any securities of the Company for sale in the United States or anywhere else . No part of this Presentation shall form the basis of or be relied upon in connection with any contract or commitment whatsoever . Specifically, these materials do not constitute a “prospectus” within the meaning of the US Securities Act of 1933 , as amended, and the regulations enacted thereunder . This Presentation does not contain all relevant information relating to the Company or its securities, particularly with respect to the risks and special considerations involved with an investment in the securities of the Company and is qualified in its entirety by reference to the detailed information in the prospectus relating to its offering . Any decision to purchase the Company’s securities in any offering should be made solely on the basis of the information contained in the prospectus relating to its offering . Neither the SEC nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this presentation . Any representation to the contrary is a criminal offense . Disclaimer (Continued)

Industry Leading Vaping Tech Company Traded in the US Stock Exchange Large and Rapidly Growing Markets Industry Leading Innovations Globally Recognized Consumer Brand Deep Bench of Industry Veterans in Management Investment Highlights

Strong R&D Capabilities +15 Years of experience +200 Core patents Company Overview Extensive Distribution Network (Tobacco Products Only) +150 Distributors +30 Countries Cannabis Products Marketed under “Ispire” brand name, primarily on an ODM basis, cannabis vaping hardware sales currently are only in the US Tobacco Products Marketed under “Aspire” brand name, sold primarily through distribution network worldwide (except for China, US and Russia) Ispire is a US company engaged in the research and development, design, commercialization, sales, marketing and distribution of our branded vaping products $61.2 $68.1 $75.5 $2.1 $19.9 $40.0 0 10 20 30 40 50 60 70 80 FY 21 FY 22 FY 23 Revenue by Products (in USD millions) ) Tobacco Cannabis

Ispire International Limited (British Virgin Islands) Aspire Science and Technology Limited (HK) Aspire North America LLC (California .U.S.) 100% 100% 100% Ispire Technology Inc. (Delaware. U.S.) » Ispire Technology Inc. (the Company) is incorporated in Delaware on June 13, 2022. » Aspire North America (product development, marketing and sales of cannabis vaping products) » Aspire Science and Technology (product development, marketing and sales of tobacco vaping products) » Ispire Malaysia (manufacturing and supply chain) Corporate Structure ---- US - Based Corporation Ispire Malaysia 100%

Proprietary Technology Patented dual coil and airflow system technology enables users to create massive plumes of vape without burning the cannabis oil and eliminates the leakage of the oil from the unit, which we believe could provide the best - in - class airflow and taste Our Technology : Disrupting the Cannabis Vaping Market Leak - proof Design Multi - channel airflow design that prevents oil leakage by capturing oil in the inner chambers Stainless Steel & Pyrex Glass Food - grade stainless steel center - tube is highly resistant to rust as well as heat, enhancing safety and durability Dual Coils Patented Ducore technology and a leak - proof anti - clog body to ensure hassle - free performance Adjustable Airflow Control A fully customizable airflow system that allows you to easily adjust for the perfect hit every time Huge Airflow Delivery Airflow system that provides exceptional airflow that we believe is unrivaled by comparable products Connection Thread The connector makes Ducore cartridge compatible with most batteries on the market

2010 2013 airflow adjustable tank Nautilus (Mini) 2014 Sub - Ohm tank Atlantis 2015 tank without chimney Cleito series 2017 Hot selling pod system with auto - draw Breeze series 2018 Leak free and liquid Isolating technology Closed System 2020 Cannabis first dual coil vaporizer DuCore 2021 Single - use Cannabis vaporizer Disposable 2022 Cannabis vaporizer Daab (1)The technology was developed by a related party, which was 95% owned by our Co - Chief Executive Officer and which is our present supplier. Pursuant to agreements, the technology related to cannabis vaping products was transferred to our wholly - owned subsidiary, and the technology relating to tobacco products is licensed to a wholly - owned indirect subsidiary. 2023 Ispire One Self Sealing History of Industry Driving Innovation (1) BDC (bottom dual coil) coil technology • Enhances the flavor performance of e - liquid; Extends the tank e - liquid capacity; Improves the speed of wicking to increase coil life BVC (bottom vertical coil) coil technology • Enables the coil to last longer while still giving users the purest and cleanest taste from e - liquids New coil technology with Cleito tank (1) • Frees up more restriction in the airflow, expands flavor profile and increases vapor production Ispire will own or license a total of 200+ core technology patents issued across China, U.S. and Europe. Technologies Leading the Marketplace

Cannabis Products x Sold directly by Ispire sales team in California, primarily on an ODM basis x All sales to date have been in the United States, commenced marketing efforts in Canada and Europe, primarily in the European Union Europe FY23: 50.8% FY22: 58.9% FY21: 71.8% Asia Pacific FY23: 12.9% FY22: 15.0% FY21: 18.8% North America FY23: 36.0% FY22: 25.9% FY21: 9.3% Tobacco Products x Network of more than 150 distributors, covering over 30 countries x Distributors sell our products to wholesalers or directly to retail outlets and operate online channels such as Amazon Overall Sales Ratio By Region 32.4% FY23 sales of tobacco products from largest distributor 77.8% FY23 sales of tobacco products within Europe 95.5% FY23 sales of tobacco products from self - branded products 100% FY23 sales of cannabis products within the United States Sales and Distribution

Regulatory Environment Provides Tailwinds for Growth The Department of Health and Human Services has recommended the Drug Enforcement Agency to move cannabis to Schedule 3 from Schedule I . Analysts expect the DEA to heed the recommendation in a few months . … The current tax treatment had a cash impact between $40 million and $140 million for some companies in the industry last year , according to Alliance Global Partners’ Aaron Grey. He estimates the DEA may move fast enough that some firms might see a cash - flow benefit by next year . The Minnesota legislature legalized the possession and use of cannabis for persons 21 years of age or older effective August 1, 2023. The state is developing the regulatory framework for commercial cannabis activity, expected to roll out in 2024 - 25. BERLIN, Aug 16 (Reuters) - Germany's cabinet passed a contentious bill on Wednesday to legalize recreational marijuana use and cultivation, one of the most liberal cannabis laws in Europe that could potentially provide further momentum for a similar worldwide trend. The legislation, which still has to pass parliament, would allow adults to possess up to 25 grams (0.88 oz) of the drug, grow a maximum of three plants, or acquire weed as associates of non - profit cannabis clubs.

Cannabis Legalization in the U.S.

Though cannabis is still a Schedule I drug under federal law, 22 states and District of Columbia (D.C.) have approved marijuana for recreational purposes, and 42 states and US territories for medicinal use



- Legal
- Legal for medical use
- Prohibited for any use
- D Decriminalized

Notes: · Reflects law of states and territories, including laws which have not yet gone into effect. Does not reflect federal, tribal, or local laws.

Source: Wikipedia

Recent timeline of marijuana legalization

1996

California became the first state to legalize medical cannabis

2012

- Colorado and Washington became the first states to legalize recreation use of cannabis

2014

- Alaska, Oregon along with Washington D.C. legalized the recreational use of marijuana
- Indian Reservation legalization allowed

2016

- Four more states are legalized, including California, Nevada, Massachusetts and Maine(first eastern states)

2018

Vermont became the first state to legalize through an act of legislature

2020

- The U.S. House of Representatives passed the Marijuana Opportunity Reinvestment and Expungement Act (the "MORE Act") repealed convictions for nonviolent marijuana crimes, the first time one of the chamber of Congress has endorsed the legalization of marijuana

2022

- In April, the U.S. House of Representatives passed the MORE Act that would legalize cannabis throughout the US.
- In July, the U.S. Senate released the Cannabis Administration and Opportunity Act, the first draft of the federal legalization of marijuana
- In October, President Joe Biden issued an executive order pardoning all federal convictions for simple marijuana possession

2023

Dept. Of Health and Human Services (HHS) recommends to DEA to reschedule cannabis from a Schedule I drug to a Schedule III drug

3.1 4.7 6.5 8.7 13.0 20.0 27.0 33.0 38.8 43.8 48.3 0 10 20 30 40 50 2015 2016 2017 2018 2019 2020 2021 2022E 2023E 2024E 2025E Projected US Cannabis Market 2015 – 2025E (Retail Value) (1) Market Size of Cannabis Vapor Products 2020 – 2025E (Retail Value) (1) in USD billions in USD billions 3.9 6.1 7.2 8.5 5.0 4.4 5.6 7.0 8.2 2.6 2.9 2 9.6 0 4 6 8 10 2020 2021 2022E United States 2024E 2025E 2023E Global (1)Source: The MJBiz Factbook/Euro Monitor Growth Potential for Cannabis Markets

US Ispire Cannabis Vaping Hardware ---- Current US Market TAM US TAM = $6.1B (1) SAM = $2B (Hardware) Current Penetration = $40.0M • Cannabis/CBD vaping total addressable market is projected at $9.6 billion in 2025 (1) with expected penetration from $250M - $280M, approximately 8 - 9% of SAM • Cannabis vaping – Fastest growing segment in the fast - growing cannabis industry • Favorable political environment anticipated based on the rise of popularity of cannabis Ispire 2023 Revenue is approximately 2% of Serviceable Addressable Market (1)Source: The MJBiz Factbook/Euro Monitor

We are a well - known brand in Europe & US x Tobacco products are marketed and sold in over 30 countries x Our social media strategies aim to increase brand awareness; synergy across all platforms, including Instagram, Facebook and YouTube, following 21+ age verification guidelines x Through social media, we promote and educate on current and new products, as well as to provide real - time support to customers Globally Recognized Tobacco Vaping Brand

Tuanfang Liu | Co - Chief Executive Officer & Chairman ▪ Over 14 years of experience in research and development of the e - cigarette products and quality control management. ▪ Mr. Liu founded Shenzhen Yi Jia in 2010 and has served as its Chairman since then. ▪ Mr. Liu is responsible for daily operations and research and development of the e - cigarette and cannabis vaporizer technology products. ▪ Mr. Liu holds doctorate degrees in Business Management from Victoria University School of Management in Switzerland and EuroPort Business School in the Netherlands, respectively. Bench of Industry Veterans Michael Wang | Co - Chief Executive Officer ▪ 20+ years of experience as CEO, COO, and President. Approximately 12 years of internet technology and e - commerce experience. ▪ Mr. Wang served as the President, COO and Co - CEO of The Pharm/Sunday Goods (located in California and Arizona), a vertically integrated leader in the cannabis cultivation, processing, manufacturing, distribution, wholesale, and retail industry between 2018 to 2020. ▪ Mr. Wang received Bachelor of Science and Master of Science degrees in Aerospace Engineering in 1983 and 1985 respectively and received an MBA in Finance and General Management from the University of Chicago’s Booth School of Business in 1992. ▪ Mr. Machock has been the Chief Financial Officer since August 2023. Dan brings 25 years of experience overseeing the financial strategy and performance at a number of fast - growing companies. ▪ Mr. Machock was most recently CFO at Appetize Technologies, a point - of - sale hardware and software company. He has previously led successful teams at several other technology companies in Los Angeles including as CFO at Chrome River and PostSMSCo. ▪ Mr. Machock received his bachelor's degree in accounting and finance from Indiana University and started his career in public accounting at Ernst and Young LLP in Chicago. ▪ Mr . Rouhani has been the Chief Operating Officer since July 2022 and held the role of Chief Operating Officer at Touchstone before taking on the role of Chief Executive Officer for Napalm Brands in March 2020 . ▪ Mr . Rouhani co - founded two tech companies before converging on the cannabis industry . ▪ Mr. Rouhani received his undergraduate and graduate degrees from the University of Arizona. Daniel Machock | Chief Financial Officer Tirdad Rouhani | Chief Operating Officer

Financial Performance (in USD mm) FY23 FY22 FY21 75.6 68.1 61.3 Tobacco Revenue 40.0 19.9 2.1 Cannabis Revenue 115.6 88.0 63.4 Total Revenue 21.0 13.3 10.4 Gross Profit 18.2% 15.1% 16.4% Gross Margin % 40.3 74.4 85.2 Cash

$61.2 $68.1 $75.6 $2.1 $20.0 $40.0 $0 $10 $20 $30 $40 $50 $60 $70 $80 FY21 FY22 FY23 Revenue Breakdown by Product Types Tabacco Products Cannabis Products $9.9 $10.6 $11.8 $0.4 $2.6 $9.1 $0 $2 $4 $6 $8 $10 $12 $14 FY21 FY22 FY23 Gross Profit by Product Type Tabacco Products Cannabis Products (All figures in Millions) Financial Overview

Daniel Machock Chief Financial Officer Ispire Technologies Inc. ir@getispire.com Investor Relations & Media Contact

Appendix

Ispire is providing the following outlook for the cannabis and tobacco vaping products for the fiscal year of 2024, which ends on June 30, 2024. • Revenue from cannabis and tobacco vaping products was $40.0 million and $75.6 Million respectively for the fiscal year 2023 • Revenue for cannabis vaping products for the fiscal year 2024 is projected at somewhere between $80 million and $90 million , representing growth between 100% and 125% from fiscal year of 2023 . • Revenue for tobacco vaping products for the fiscal year of 2024 is projected at somewhere between $95 million and $105 million , representing growth between 25% and 40% from the fiscal year 2023 . Cannabis & Tobacco Outlook

FY2022 FY2023 288,124 (4,512,513) Net (LOSS)/INCOME for Q1 - Q3 (2,162,277) (1,586,090) NET LOSS for Q4 - 175,304 Income Tax + 226,205 47,216 IPO related expenses that's not used to offset proceeds + - 1,103,058 Allowance for doubtful accounts + - 498,446 HK patent legal expense + - 238,152 US patent legal fee + (1,936,072) 476,086 Non - GAAP NET INCOME/LOSS - Q4 (1) The Company believes that the non - GAAP financial information is important to an understanding of the Company business because the add - backs include one - time legal expenses that related to the Company’s acquisition of intellectual property rights from a control party, expenses relating to the Company’s initial public offering that were expensed and not treated as a cost of the offering, taxes and the allowance for doubtful accounts . Because Ispire does not have sufficient experience to establish a policy for establishing a reserve for doubtful accounts, at June 30 , 2023 it established a reserve based on the age of the outstanding receivables . Although the Company believes that a significant percentage of these accounts receivable will be collected, and that this allowance is non - recurring ; it is possible that a significant percentage of the reserved accounts will be not collected . Accordingly, non - GAAP information relating to the allowance for doubtful account should be viewed with the understanding it may become a recurring expense, and thus part of the Company’s normal operations . (1) Non - Gaap Fourth Quarter Net Income/Loss